Exhibit 32.2

CERTIFICATION

In connection with the quarterly report of Luvu Brands, Inc. (the Company”) on Form 10-Q for the quarter ended September 30, 2015 as filed with the Securities and Exchange Commission (the Report”), I, Ronald P. Scott, Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: November 19, 2015	/s/ Ronald P. Scott
Ronald P. Scott
Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Liberator, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Ronald P. Scott, Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: October 12, 2015	/s/ Ronald P. Scott
Ronald P. Scott
Chief Financial Officer (Principal Financial and Accounting Officer) of Liberator, Inc.